UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2010

OPTELECOM-NKF, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-8828	52-1010850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12920 Cloverleaf Center Drive, Germantown, Maryland	20874
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code:  (301) 444-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02  Results of Operations and Financial Condition.

The information in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

On May 6, 2010, Optelecom-NKF, Inc. (the “Company”) issued a press release announcing financial results for the quarter ended March 31, 2010.  The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 2.05.                  Costs Associated with Exit or Disposal Activities.

On April 30, 2010, the board of directors of the Company adopted a series of planned changes and restructuring initiatives designed to strengthen the Company as it continues the process of transforming from a fiber optic product company to a global provider of advanced video-over-IP solutions.  The key components of the changes and restructuring initiatives include the transition of U.S. sales to a sector alignment, focused on distinct markets; the consolidation of the U.S. manufacturing operations into both the Company’s current Netherlands manufacturing facility and U.S. contract manufacturing; and the streamlining of the Company’s international headquarters in the U.S.  The Company expects to record pre-tax charges of approximately $930 thousand during the second quarter of 2010 in connection with these actions.  These pre-tax charges are comprised of accruals for severance related expense which will consist of cash payments to be made during the third and fourth quarter of 2010.

Section 5 — Corporate Governance and Management

Item 5.07  Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of Stockholders was held on April 30, 2010, at which time the stockholders elected Edmund Ludwig, David Lipinski and Sandra Bushue as directors of the Company to hold office until the 2013 Annual Meeting of Stockholders.  The votes were as follows:

	Votes For	Votes Withheld
Edmund Ludwig	1,127,704	397,266
David Lipinski	1,070,935	454,035
Sandra Bushue	1,161,788	363,182

Item 9.01  Financial Statements and Exhibits.

Exhibit 99.1     Press Release of Optelecom-NKF, Inc., dated May 6, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTELECOM-NKF, INC.

	By:	/s/ David Patterson
David Patterson
President and Chief Executive Officer

Date: May 6, 2010

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

OPTELECOM-NKF, INC.

EXHIBIT INDEX TO FORM 8-K

EXHIBIT NO.	ITEM

99.1	Press Release of Optelecom-NKF, Inc., dated May 6, 2010.